UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2025

Citius Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41534	99-4362660
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTOR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2025, Citius Oncology, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company approved an amendment to the Company’s 2024 Omnibus Stock Incentive Plan (the “Amendment”) increasing the number of shares of the Company’s common stock authorized for issuance under the 2024 Omnibus Stock Incentive Plan from 15,000,000 to 30,000,000 shares. The Company’s Board of Directors approved the Amendment on September 19, 2025, subject to stockholder approval.

You can find a summary of the principal features of the Amendment in the definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on September 26, 2025 (the “Proxy Statement”), under the heading “Proposal 2 – Approval of Amendment to the Citius Oncology, Inc. 2024 Omnibus Stock Incentive Plan”. The summary of the Amendment contained in the Proxy Statement is qualified in its entirety by the full text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, our stockholders elected the following Class I directors for a three-year term expiring at the annual meeting of stockholders to be held in 2028 or until their successors are duly elected and qualified, based on the following votes:

Nominee	For	Withheld	Broker Non-Votes
Myron Holubiak	74,305,221	36,554	3,462,017
Joel Mayersohn	74,312,668	29,107	3,462,017

Next, at the Annual Meeting, our stockholders approved the Amendment, as described in Item 5.02 above. The vote for this proposal was 74,220,840 shares for, 106,247 shares against, 14,688 shares abstaining, and 3,462,017 broker non-votes.

Finally, our stockholders ratified the selection of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ended September 30, 2025. The vote for such ratification was 77,690,844 shares for, 36,459 shares against, 76,489 shares abstaining, and no broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Amendment to the Citius Oncology, Inc. 2024 Omnibus Stock Incentive Plan.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2025	CITIUS ONCOLOGY, INC.

	By:	/s/ Leonard Mazur
Leonard Mazur
Chairman and Chief Executive Officer